The Asia Tigers Fund, Inc.

                                  Annual Report
                                October 31, 1999

                           ADVANTAGE ADVISERS, INC.
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The Asia Tigers Fund, Inc.

                                                               December 10, 1999

Dear Shareholder,

We are pleased to present you with the audited financial statements of The Asia Tigers Fund, Inc. (the "Fund") for the fiscal year ended October 31, 1999. During the past twelve months, the Asian region has experienced a remarkable recovery, with the Fund participating significantly in the surging equity markets. Nine of the twelve markets in which the Fund invests recorded gains of 23% or more in U.S. dollar terms during the latest twelve month period, with the remaining three markets increasing at lower rates. The standout performers were Malaysia, Indonesia and Korea, each of which increased 160% or better in U.S. dollar terms during the period.

The Fund's net asset value ("NAV") closed at $11.02 per share on October 31, 1999, up 46.0% from $7.55 per share twelve months earlier. In comparison, the MSCI AC Asia Free ex-Japan Index increased 50.7% during the same period.

Particularly noteworthy has been the Fund's performance since July 1, 1999, when Advantage Advisers' Portfolio Manager Punita Kumar-Sinha assumed responsibility for the Fund. Between July 1 and October 31, 1999, the Fund outperformed its benchmark index by more than 520 basis points.

In the following pages, the Investment Manager provides a detailed look at the Fund's portfolio, as well as a discussion of the economic and market conditions of the region.

The Investment Manager currently has a positive outlook for the next twelve months. While some investors have expressed concerns over the impact on the region of the Y2K issue and of any interest rate increases by the U.S. Federal Reserve, the Investment Manager believes that these issues should not stand in the way of further Asian economic restructuring and recovery.

On behalf of the Board of Directors, thank you for your participation in the Fund.

Sincerely,


/s/ Alan Rappaport

Alan Rappaport
Chairman


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THE ASIA TIGERS FUND, INC.

Report of the Investment Manager

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PERFORMANCE

During the twelve-month period ended October 31, 1999, Asia ex-Japan equity markets staged a remarkable recovery, as investor confidence and capital flows began returning to the region. The MSCI AC Asia Free ex-Japan Index, the regional benchmark which The Asia Tigers Fund uses for comparison purposes, surged 50.7%, while the Fund's net asset value per share ("NAV") appreciated 46.0% during the year ended October 31, 1999. The Fund's slight underperformance occurred entirely in the first six months of the fiscal year, and resulted from the Fund being significantly cash-heavy when equity markets first began to recover.

Nine of the twelve markets in which the Fund invests recorded gains of 23% or more in U.S. dollar terms during the twelve months ended October 31, 1999, with three registering triple-digit advances. Malaysia, Indonesia and Korea were the standout performers, surging 186.2%, 164.3%, and 161.8%, respectively, in U.S. dollar terms. Notable laggards were Sri Lanka and the Philippines, rising only 3.3% and 8.3% in U.S. dollar terms, respectively. None of the 12 markets in which the Fund invests recorded a loss for the period.

Just as in the twelve months ended October 31, 1998, currencies once again played a significant role in performance. Not surprisingly, the three standout markets mentioned above also recorded the biggest positive currency impacts. In Korea and Indonesia, appreciating local currencies contributed 23.8% and 26.9%, respectively, to their U.S. dollar-denominated gains. The currency impact on Malaysia was even more dramatic, with currency accounting for 85.9% of the market's 186.2% U.S. dollar-denominated gain. In some instances, however, a weakening local currency muted U.S. dollar-denominated gains. Most notably, this was the case in Singapore, Thailand, India, and Pakistan.

ASIAN MARKET RETURNS FOR THE TWELVE MONTHS ENDED OCTOBER 31, 1999

                             US$ returns           Local currency returns
      Hong Kong                  23.2%                     23.6%
      Taiwan                     27.9                      25.0
      India                      61.6                      65.5
      Singapore*                 56.1                      59.6
      Korea                     161.8                     138.0
      Thailand*                  36.3                      43.2
      Philippines*                8.3                       7.8
      Malaysia*                 186.2                     100.3
      China*                     14.7                      15.0
      Pakistan                   43.5                      46.3
      Sri Lanka                   3.3                      10.0
      Indonesia*                164.3                     137.4

      * Market indices used to calculate these returns reflect transactions that are free of foreign ownership limits or legal restrictions at the country level.
      Source: FactSet, an online database of financial and market data derived from many sources.


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                                                      THE ASIA TIGERS FUND, INC.

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COUNTRY ALLOCATION

During the twelve-month period ended October 31, 1999, the biggest percentage point shift in the Fund's country allocations was a tripling of the percentage of the Fund's holdings invested in Korean companies, to 21.8% as of October 31, 1999, from 7.2% on October 31, 1998. The big increase in Korean exposure reflected percentage point reductions in most of the other markets (including Hong Kong, Taiwan, India, Singapore, Thailand, Pakistan, China and Sri Lanka). Modest percentage point increases were recorded for Indonesia and the Philippines.

Despite its 1.5 percentage point drop in portfolio share in the past twelve months, Hong Kong remains the largest single country allocation, at 27.8% of the portfolio's holdings on October 31, 1999.

Reflecting the available investment opportunities in the region, the Fund's cash position was reduced dramatically to approximately 1% at October 31, 1999, compared with 10% at October 31, 1998.

COUNTRY HOLDINGS*                                 [GRAPHIC OMITTED]
October 31, 1999

       Hong Kong           27.8%
       Korea               21.7
       Taiwan              16.7
       India               12.1
       Singapore           10.4
       Thailand             3.0
       Malaysia             2.5
       Philippines          2.3
       Indonesia            2.0
       Pakistan             0.4
       China                0.3
       Sri Lanka            0.1
       Cash                 0.7

*Percent of Fund's Net Assets.

--------------------------------------------------------------------------------
The Fund's net asset value is calculated weekly and published in The Wall Street Journal every Monday under the heading, "Closed End Funds." The Fund's NAV is also published in The New York Times on Mondays and in Barron's on Saturdays. The Fund is listed on the New York Stock Exchange under ticker symbol GRR.

If you have any questions or would like an update on the Fund, please call our toll-free number, (800) 421-4777. This number provides a recorded monthly review as well as specific details about the Fund, its portfolio and performance.
--------------------------------------------------------------------------------


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THE ASIA TIGERS FUND, INC.                        [GRAPHIC OMITTED]

COUNTRY HOLDINGS* (continued)
October 31,1998

       Hong Kong           29.3%
       Taiwan              16.9
       India               14.4
       Singapore           11.6
       Korea                7.2
       Thailand             4.8
       Philippines          1.9
       Malaysia             1.8
       China                1.0
       Pakistan             0.6
       Sri Lanka            0.2
       Indonesia            0.3
       Cash                10.0

*Percent of Fund's Net Assets.

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REGIONAL OUTLOOK

During the twelve months ended October 31, 1999, Asia finally began what appears to be a sustained recovery from its economic crisis. The initial confidence boost in Asian markets was triggered by the U.S. Federal Reserve Board's three interest rate cuts in November 1998. But we believe that the subsequent broad-based rally could not have been sustained without growing evidence that Asia's economies were indeed on the mend. Fortunately, with just a few exceptions (e.g., Indonesia, Pakistan), we believe that signs of a cyclical bottoming, together with structural reform efforts, became evident during 1999.

Although the pace of recovery continues to vary sharply among the Asian countries, the broad recovery trends have been somewhat similar from country to country. In the past twelve months, most Asian countries have exhibited at least some of the following: declining interest rates, subdued inflation, a sharp pick-up in industrial production, a revival in exports fueling rising current account surpluses, and a bottoming out and/or recovery in consumer spending. We believe that a stronger-than-expected Japanese economy has also been a key factor in aiding and sustaining non-Japan Asia's recovery. In short, just as the close economic links within Asia exacerbated the region's downturn, once having bottomed, they are now accelerating the recovery.

FOCUS ON STRUCTURAL REFORM

Together with the cyclical upturn, Asian governments as well as corporations have also shown increasing seriousness and focus in undertaking structural reform. The pace and extent of such changes have varied dramatically within the region; nevertheless, we believe that in almost every country, there have been encouraging signs.


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                                                      THE ASIA TIGERS FUND, INC.

South Korea is probably the best example of this development, with the government maintaining unrelenting pressure on the chaebols (conglomerates) to streamline, pay down debt, and restructure. In Thailand, a new bankruptcy law was finally passed, helping to accelerate non-performing loan (NPL) restructuring. On September 1, 1999, Malaysia lifted the bulk of its capital controls, and in October, Indonesia successfully completed its first democratic elections in the nation's history.

At the corporate level, a number of Asian companies have reduced their goal of growth for its own sake, and have shown a new-found interest in enhancing return on capital and economic value-added, as well as in fair treatment for minority shareholders. Although such companies can be found throughout the region, particularly impressive are the new management attitudes evident in Singapore, Korea, Taiwan, and India.

INVESTOR CONCERNS

With Asian markets having retreated from their mid-1999 highs, investors are now focused on Year 2000 ("Y2K") concerns and the direction of U.S. interest rates as possible stumbling blocks to further Asian restructuring and recovery. While we cannot be certain of the impact of Y2K concerns or interest rate movements on any of the Asian countries, we do not believe that either of these concerns represents a major impediment to overall Asian prospects in the next twelve months.

      o While we believe Y2K concerns will not be critical for the larger Asian countries, most observers believe that the issue remains a more significant problem for some of the smaller markets, such as the Philippines and Thailand, where stocks have been sold down at least partially because of these concerns. In these smaller markets, putting the issue to rest will be especially important.

      o As for interest rates, we think it is unlikely that Asian markets will be derailed by further modest U.S. rate hikes.

In short, with no exogenous shocks expected, we believe that Asia's near-term future rests largely in its own hands, with further equity gains hinging mainly on accelerating earnings growth and a continuation of macroeconomic and corporate restructuring.

SOME INVESTMENT THEMES

During the past twelve months, a stronger-than-expected macroeconomic recovery raised Asian share prices in a broad range of industries and companies. By contrast, in the next twelve months, we believe that investors will need to be more selective in order to earn a significant rate of return in the Asian markets.

One important theme on which we continue to focus is the impact on Asia of the rapid pace of technological change. One example is the trend toward global outsourcing. As more multinationals recognize that their core skill-set revolves around brand management and research and design capabilities, they are contracting out nearly all of their manufacturing. Countries with globally competi-


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THE ASIA TIGERS FUND, INC.

tive manufacturing expertise, such as Taiwan and South Korea, have companies that we believe will emerge as big winners from this global shift in manufacturing. Not surprisingly, we are overweight in both Taiwan and Korea.

But global outsourcing is only one trend. Numerous growth industries are emerging in Asia, such as computers, software, communications, networking and wireless connectivity. Moreover, it is only recently that investors have been able to acquire significant exposure, with many of these exciting new companies being listed in the larger markets such as South Korea, Taiwan, India, Singapore and Hong Kong.

Together with the resumption of growth in Asia's traditional industries, we believe that these new trends suggest a positive outlook for Asia in the coming year.

CHINA
US$0.7 million, 0.3% of the Fund's total investments as of October 31, 1999.

In our view, the deflation threat appears to be receding for China's economy, with the country's Consumer Price Index actually moving into positive territory in August 1999, recording a 0.1% increase versus August 1998. Aided by an expansionary fiscal policy and a reduction in interest rates, domestic economic activity has been picking up while export growth has returned to pre-crisis levels. The government has been showing a determined effort to reform the state-owned enterprises, e.g., permitting private takeovers and even failures of state-owned enterprises. Recent successful negotiations paving the way for China to enter the World Trade Organization represent a watershed event for the country. We expect GDP growth forecasts to be raised as further details of the agreement are released.

Most of the Fund's greater China exposure is in Hong Kong-based companies that have significant operations in China. However, the Fund also holds securities of two mainland China-based companies: (1) Yanzhou Coal Mining exports to two of the largest coal-consuming Asian countries, Japan and South Korea. In the first six months of 1999, reported sales rose 3.1% year-to-year to Renminbi (RMB) 1,865.2 million from RMB 1,809 million and reported net profit rose 19.6% year-to-year to RMB 445.5 million from RMB 372.5 million. (2) Beijing Datang Power Generation Company develops, constructs, owns, and operates coal-fired power plants in northern China. For the six months ended June 1999, its reported net profit rose 8.3% to RMB 645.8 million vs. RMB 596.4 million a year earlier.

HONG KONG
US$62.8 million, 28% of the Fund's total investments as of October 31, 1999.

Calendar year 1999 has been a year of recovery in Hong Kong, as that area benefited from the region-wide economic pick-up. By midyear, export growth began to rebound, while the worst of the deflationary spiral began to ease. However, because of the local currency peg to the U.S. dollar, we believe that Hong Kong did not experience as sharp a drop in interest rates as compared to the rest of the region. Hence, with inflation remaining largely non-existent, real interest rates in Hong Kong have been at their highest levels in 15 years. Not surprisingly, this has kept the property market in


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                                                      THE ASIA TIGERS FUND, INC.

the doldrums. Nevertheless, with the unemployment rate now falling since the second quarter of 1999, and retail sales picking up since April 1999, we believe that these are clear signs that local confidence is returning to Hong Kong. Recently, there was a much better than expected domestic response to the government's sale of shares of Hong Kong-based blue chip companies.

Hong Kong-based Hutchison Whampoa is the Fund's largest holding. Hutchison's activities include telecommunications, property development and investment, port operations, and supermarkets as well as other retail businesses. However, over 50% of its net asset value is estimated to be telecommunications-related. With a visionary management and solid capital structure, Hutchison is arguably the premier conglomerate in non-Japan Asia. Hutchison's earnings can be quite volatile, due to frequent asset sales and spinoffs. For instance, analysts have forecast that Hutchison will earn a full year 1999 net profit in excess of Hong Kong Dollars (HK$)125 billion on the back of only about HK$50 billion in revenues. Roughly HK$115 billion of the net profit is expected to be attributed to the spinoff of Orange, a U.K.-based cellular phone operator.

INDIA
US$27.4 million, 12.2% of the Fund's total investments as of October 31, 1999.

Despite political uncertainty and heightened cross-border tensions, 1999 has been another good year for the Indian economy and the equity market. Industrial production began to pick up across-the-board during the second quarter of calendar 1999, rising 5.6%, and exports also rebounded, increasing 6.5%. In April, the ruling Bhartiya Janata Party (BJP) lost a no-confidence vote, making it necessary to hold new elections. The BJP returned to power in a convincing victory in September, hopefully paving the way for a period of relative political stability. We believe that India now needs to convincingly deal with its high budget deficit, as well as the many structural impediments that are holding back faster growth of the economy.

A key sector among the Fund's Indian holdings continues to be the software industry, with major holdings in Infosys Technology and NIIT. Analysts' earnings growth forecasts for both companies for their current 2000 fiscal year are in the range of 35%-70%; the analysts also expect that companies will be investing to move up to higher value-added services. In its most recent fiscal year ended March 1999, Infosys Technology reported both revenue and earnings growth of 124%, with revenues of Rupees (Rs) 5,089 million and earnings of Rs 1,353 million. The consensus estimate from analysts covered by the Institutional Brokers Estimate System (I/B/E/S) was that NIIT would achieve a 37% earnings growth for the twelve months ended September 1999, its fiscal year end.

INDONESIA
US$4.5 million, 2.0% of the Fund's total investments as of October 31, 1999.

The key hope in Indonesia is that following the successful completion of a democratic presidential election held in October -- the first in the nation's history -- the country has put the worst of the post-Suharto turmoil behind it. Certainly, there is reason for some optimism. Although it is still early in his term, President Gus Dur has shown signs of being a skilled leader. The full audit of the Bank


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THE ASIA TIGERS FUND, INC.

Bali scandal has been made available to the International Monetary Fund (IMF), paving the way for a resumption of international funding. The violence in East Timor appears to be winding down, which should help to improve the country's international reputation. In our view, if the new government can steer clear of scandals and reckless military activity, it can focus on recapitalizing the banking system and debt-laden corporations.

The Fund's holdings in Indonesia reflect a cautious optimism, from PT Telkomunikasi Indonesia, the national phone monopoly, to PT Gudang Garam, the country's largest cigarette manufacturer, to PT Indofood Sukses Makmur, one of the world's largest instant noodle makers. For PT Telkomunikasi Indonesia, following flat earnings in 1998, the first nine months of 1999 registered a sharp recovery, with reported revenues rising 18.7% to Rupiah (Rph.) 5,740 billion from Rph. 4,836 billion a year earlier and reported net profits surging 352% to Rph. 1,474 billion from Rph. 326 billion a year earlier.

KOREA
US$48.9 million, 21.8% of the Fund's total investments as of October 31, 1999.

Over the past twelve months, Korea has surprised even the optimists with a much stronger than expected rebound. Industrial production gathered increasing strength throughout the year, while exports moved back up into double-digit growth by mid-calendar year 1999. As a result, Korea's second quarter of 1999 GDP annualized growth rate surged 9.5%, with most analysts revising upward their full year 1999 forecast to 6%-7%.

There has also been a great deal of evidence on a micro level that Korean companies have been making the tough decisions in restructuring, scaling back operations and recapitalizing their balance sheets. Although trouble resurfaced in the third calendar quarter of 1999 with the Daewoo debt crisis, the government has moved quickly to contain the problem. It now appears that the cost of bailing out Daewoo will be spread among the investment trust companies, the government and the public.

In Korea, the Fund has significant exposure to the Samsung Group, including Samsung Electronics, Electro-Mechanics and Display Devices. Among all of the Korean chaebols, Samsung has responded quickly and decisively to Korea's economic crisis by de-leveraging balance sheets, shedding loss-making businesses, and raising global competitiveness. Samsung's management is viewed by foreign institutional investors as among the most progressive and forward-looking in South Korea. One of its businesses, Samsung Electronics, is one of the world's largest DRAM memory chip manufacturers; that unit's net profit surged a reported 154% in 1998 to Won 313 billion from Won 123 billion in 1997, on 8.7% revenue growth to Won 20,084 billion from Won 18,476 billion.

MALAYSIA
US$5.7 million, 2.6% of the Fund's total investments as of October 31, 1999.

Since the beginning of 1999, Malaysia has shown many signs of a cyclical economic recovery -- surging industrial production; robust export growth (aided by the pegged currency); benign infla-


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                                                      THE ASIA TIGERS FUND, INC.

tion; and a burgeoning trade surplus, which from January 1999 through July 1999 accumulated to US$10.4 billion. In addition, relative to other ASEAN (Association of Southeast Asian Nations) member countries, Malaysia's Central Bank has moved more effectively to clean up non-performing loans in the banking system. On September 1, 1999, the government, as promised, lifted nearly all exchange controls, retaining only a 10% "exit levy" on profits. The subsequent estimated outflow of foreign funds totaled only approximately US$1.5-US$2.0 billion, a reflection that despite negative sentiment arising from the government's past actions, investors cannot ignore the market's improving fundamentals and decent valuations.

The Fund's holdings in Malaysia include blue-chip, heavyweight Malayan Bank; positions in the highly profitable gaming industry, including Berjaya Sports Toto (private lottery operator) and Resorts World (casino); and electronics exposure through a high-quality integrated circuits packager, Unisem. Among listed Malaysian companies, we view these four as among the highest quality, with very strong returns on capital. We believe that these holdings will help the Fund's portfolio to be well positioned when Malaysia returns to the MSCI benchmark indices in May 2000. Malayan Bank's June 1999 fiscal year end results showed a 648% increase in reported earnings to Ringgit (RM) 970 million from RM 130 million a year earlier, largely because of a non-repeat of the prior year's heavy provisioning. Resorts World also announced half-year results (for the six months ended June 1999) of RM 374 million, a 104% year-on-year increase vs. RM 183 million a year earlier.

PAKISTAN
US$1.0 million, 0.4% of the Fund's total investments as of October 31, 1999.

We view Pakistan as a country in crisis. Following the recent overthrow of Prime Minister Sharif's government, the military is now running the country with no clear timetable for a return to civilian rule. Meanwhile, the economy has been pushed to the brink of default, although the IMF and other international bodies are working to help Pakistan through its near-term problems. Perhaps the most positive point that can be made about Pakistan is that, given its difficulties, equity valuations are among the cheapest in Asia.

The Fund's only holding in Pakistan is Republic of Pakistan convertible bonds. These bonds may be converted into shares of Pakistan Telecom, the country's dominant telephone service provider. For its June 1998 fiscal year (latest available), Pakistan Telecom reported revenue of Rupees (Rps) 46.5 billion and net profit of Rps 14.6 billion, for increases of 14.6% and 19.1%, vs. revenues of Rps 40.6 billion and net profit of Rps 12.25 billion in fiscal 1997.

PHILIPPINES
US$5.2 million, 2.3% of the Fund's total investments as of October 31, 1999.

During the past year, the Philippines' macroeconomic trends have been generally positive. Trade performance has been particularly impressive, with exports rising 13.7% year-to-date from January through July 1999 versus the same period in 1998, fueling a burgeoning current account surplus.


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THE ASIA TIGERS FUND, INC.

Inflation and interest rates trended down sharply during the year, though concern that both are close to bottoming has recently begun to surface. But the biggest worry continues to be political. Specifically, President Estrada's administration is seen as not moving quickly enough to tackle such ills as the burgeoning fiscal deficit, corporate cronyism, and structural reform.

The Fund holds six stocks in the Philippines, providing exposure to the banking, telecommunications, property, media, consumer and energy sectors. A key holding is Manila Electric, the country's dominant electricity transmission and distribution network. We believe that expected industry deregulation combined with a proposed tariff increase should impact the company positively in 2000. In 1998, reported revenues surged 21.5% to 81.5 million pesos from 67 million pesos in 1997, although reported net profit declined 5% due to higher costs as well as an expected electricity rate hike that failed to materialize.

SINGAPORE
US$23.5 million, 10.5% of the Fund's total investments as of October 31, 1999.

More than any Asian country, we believe that Singapore probably responded the most rapidly and most proactively to the Asian economic crisis, and is now pushing most aggressively to adapt its corporate culture to the more competitive global business environment. The economy moved out of a deflationary mode by midyear 1999, although inflation is still running less than 1% while interbank rates have hovered between 2%-3%. The biggest concern about Singapore has generally been lack of growth opportunities. However, as new industries develop (e.g., contract manufacturers) and others increasingly turn to offshore investments, we believe that this is becoming less of a concern.

The Fund's largest sector holdings are in the banking and electronics contract manufacturers (ECM) sectors. We believe that Singapore banks are viewed as extremely well managed, with some of the highest capital adequacy ratios in Asia, and also stand to benefit from banking industry consolidation.

Singapore's ECMs, such as Venture, Natsteel Electronics, and Omni, continue to exploit the rising trend of global outsourcing by multinationals. During 1998, the three companies registered earnings growth rates of 32%, 90%, and 28%, respectively. Looking ahead, the industry is forecast to grow 25%-30% per annum over the next few years.

SRI LANKA
US$0.2 million, 0.1% of the Fund's total investments as of October 31, 1999.

Although the economy has managed to continue to grow despite the ongoing 16-year-old civil war in north Sri Lanka, defense spending has surged to 5% of GDP, while foreign investors have become increasingly unnerved. In addition, export performances from both the tea and garment industries have been disappointing during the past year. Presidential elections were recently called for December 1999, one year earlier than previously expected.


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                                                      THE ASIA TIGERS FUND, INC.

The Fund owns one stock in Sri Lanka, John Keells Holding, a broadly diversified conglomerate with a focus on operating tourism-related services. The company also manages tea plantations, and recently expanded its leisure operations into the Maldives. Based on the I/B/E/S consensus forecast, analysts expect John Keells' earnings for the fiscal year ending March 2000 to surge 33% year-over-year to (Rupee) Rp 965 million from Rp 725 million a year earlier.

TAIWAN
US$37.8 million, 16.8% of the Fund's total investments as of October 31, 1999.

Being a much more insulated economy, Taiwan emerged largely unscathed from the Asian economic crisis. However, by the same token, it was also insulated from, and did not participate in, much of the upside as recovery trends took hold in the region during the past year. (Some effects of the regional recovery included sharply declining interest rates and improving bank non-performing loans.)

Nevertheless, the upturn in global commodity prices, which first surfaced during the second quarter of 1999, positively impacted Taiwan's industrial sector. With that said, the year's most successful performance again came from Taiwan's technology sector, fueled by rising PC demand and the continued global outsourcing trend. The second half of the year saw no shortage of challenges, as a July political clash with China was followed two months later by a 7.3 Richter-scale earthquake, killing over 2,000 people and causing billions of dollars in damages. However, the sabre rattling with China has eased, and it appears that Taiwan's economy is recovering from the quake much more quickly than initially forecast.

The Fund's key focus in Taiwan is the technology sector. Holdings include Taiwan Semiconductor Manufacturing Company, Hon Hai Precision Industry, Compal Electronics Inc., and Asustek Computers Inc. Taiwan's technology sector covers a broad range of companies, including foundries, integrated circuit packagers, notebook computers, and other electronic component manufacturers. One commonality is that nearly all are globally competitive, strongly managed companies which are well positioned to exploit the rapidly growing technological investment sweeping Asia. During the first half of 1999, Hon Hai and Asustek registered net profit growth of 19% and 40.5% to (New Taiwan Dollar) NT$2.96 billion and NT$6.7 billion from NT$2.48 billion and NT$4.77 billion, respectively. Taiwan Semiconductor, which recently announced third quarter 1999 numbers, has seen revenues and earnings for the first nine months of 1999 surge 69% and 65%, respectively. Looking forward, earnings growth ranging from 25%-40% is forecast for all three companies.

THAILAND
US$6.8 million, 3.0% of the Fund's total investments as of October 31, 1999.

Similar to much of Asia, Thailand has benefited during the past twelve months from steadily falling inflation and interest rates. However, the country's export growth has not been as impressive, rising only 1.5% year-over-year in the first six months of the calendar year 1999. Nevertheless, we believe the economy is recovering, as evidenced by the 3.5% year-over-year rise in second quarter 1999

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THE ASIA TIGERS FUND, INC.

GDP, as compared to a 9.4% contraction for full year 1998. Most importantly, we believe that Thailand is slowly gaining control of the banking system's problems. Almost all of the major banks have now recapitalized and are aggressively restructuring loans. The ratio of non-performing loans as a percentage of total loans outstanding appears to have finally peaked near 50% in August 1999, and has been steadily declining since.

The Fund's exposure in Thailand centers on the banking and telecommunications sectors. Our two bank holdings, Thai Farmers Bank and Siam Commercial Bank, have been among the most progressive of the banks in restructuring non-performing loans and recapitalizing their balance sheets. Among telecommunications companies, we believe that Advanced Information Service is a high quality cellular investment, while Telecom Asia Corporation is aggressively restructuring, both operationally and financially. Advanced Info's recently released third quarter 1999 net profit showed a 143% year-over-year increase to Baht 1,316 million from Baht 541 million a year earlier, while Telecom Asia's third quarter 1999 results saw an encouraging recovery of revenue growth, rising a reported 7% year-over-year to Baht 2,611 million from Baht 2,440 million.

Punita Kumar-Sinha
Portfolio Manager
Advantage Advisers, Inc.

--------------------------------------------------------------------------------
Portfolio Management Change

On July 1, 1999, Advantage Advisers, Inc. ("Advantage"), the Fund's Investment Manager, assumed direct responsibility for the day-to-day portfolio management of the Fund in accordance with its Management Agreement. Ms. Punita Kumar-Sinha, Ph.D., CFA, of Advantage, is responsible for managing the Fund's portfolio. Ms. Kumar-Sinha joined Advantage in June 1997 as the portfolio manager of The India Fund, Inc., a closed-end country fund. Prior to joining Advantage, Ms. Kumar-Sinha was a portfolio manager in the emerging markets team at Batterymarch Financial Management Inc., managing funds invested in Indian subcontinent securities. Ms. Kumar-Sinha also worked previously at Standish Ayer and Wood as an international equity analyst focusing on Asia, as well as developing country allocation models and strategies as part of the international equity management team. Prior to July 1, 1999, AXA Asset Management Partenaires served as Investment Adviser to the Fund.

Year 2000 Processing Issues

Many computer programs employed throughout the world use two digits rather than four to identify the year. These programs, if not adapted, may not correctly handle the change from "99" to "00" on January 1, 2000, and may not be able to perform necessary functions. The Year 2000 issue affects virtually all companies and organizations.

The Investment Manager has advised the Fund that it has implemented steps intended to ensure that its computer systems are capable of Year 2000 processing. In addition, the Fund has inquired with third parties to assess the adequacy of their Year 2000 compliance efforts. The Fund has developed contingency plans intended to ensure that third-party non-compliance will not materially affect the Fund's operations. The Fund does not currently anticipate that the Year 2000 issue will have an adverse effect on the Investment Manager's ability to continue to provide the services currently provided to the Fund.

Companies in which the Fund invests could be adversely affected by the Year 2000 issue, but the Fund cannot predict the consequential effect on its investment return. To the extent the impact on a portfolio holding is negative, the Fund's investment return could be adversely affected.

Share Repurchase Program

On December 10, 1999, the Board of Directors of the Fund authorized the Fund to repurchase from time to time in the open market up to 1,000,000 shares of the Fund's common stock. The Fund's Board directed management to repurchase the Fund's shares at such times and in such amounts as management believes will enhance shareholder value, subject to review by the Fund's Board of Directors.
--------------------------------------------------------------------------------

THE ASIA TIGERS FUND, INC.

Schedule of Investments                                         October 31, 1999

COMMON STOCKS (95.76% of holdings)

Number                                                              Percent of
of Shares         Security                                          Holdings           Cost              Value
-------------------------------------------------------------------------------------------------------------------
                  China                                                0.30%
                  Mining                                               0.18%
 1,200,000        Yanzhou Coal Mining Company .............................       $      380,218    $       397,719
                                                                                  --------------    ---------------
                  Utilities - Electric & Gas                           0.12%
 1,326,000        Beijing Datang Power Generation .........................              564,843            276,488
                                                                                  --------------    ---------------
                  Total China .............................................              945,061            674,207
                                                                                  --------------    ---------------
                  Hong Kong                                           28.00%
                  Banking                                              3.86%
   524,800        Hang Seng Bank ..........................................            4,612,389          5,707,799
   246,000        HSBC Holdings ...........................................            2,803,473          2,952,583
                                                                                  --------------    ---------------
                                                                                       7,415,862          8,660,382
                                                                                  --------------    ---------------
                  Consumer Goods & Services                            0.68%
   901,000        Li & Fung ...............................................            1,203,218          1,536,593
                                                                                  --------------    ---------------
                  Energy Sources                                       0.28%
 3,020,000        Shanghai Petrochemical Company ..........................              560,170            618,048
                                                                                  --------------    ---------------
                  Financial Services                                   0.53%
   298,800        Dah Sing Financial Group ................................            1,190,105          1,192,231
                                                                                  --------------    ---------------
                  Manufacturing                                        0.57%
 1,358,000        Esprit Holdings .........................................            1,044,558          1,284,710
                                                                                  --------------    ---------------
                  Media                                                0.63%
   266,000        Television Broadcasts ...................................            1,239,972          1,420,849
                                                                                  --------------    ---------------
                  Multi-Industry                                       6.22%
 1,391,000        Hutchison Whampoa .......................................            9,304,402         13,964,965
                                                                                  --------------    ---------------
                  Real Estate                                          8.79%
 1,074,000        Amoy Properties .........................................            1,048,695            926,184
   804,000        Cheung Kong Holdings ....................................            5,629,933          7,295,638
 1,026,000        Kerry Properties ........................................            1,533,763          1,016,848
   967,700        Sun Hung Kai Properties .................................            6,679,436          7,815,784
   925,714        Wharf Holdings ..........................................            2,461,192          2,674,923
                                                                                  --------------    ---------------
                                                                                      17,353,019         19,729,377
                                                                                  --------------    ---------------
                  Retailing                                            1.19%
   910,000        Dickson Concepts International ..........................              795,678            849,176
 1,710,000        Giordano International ..................................            1,245,966          1,815,801
                                                                                  --------------    ---------------
                                                                                       2,041,644          2,664,977
                                                                                  --------------    ---------------

                                                      THE ASIA TIGERS FUND, INC.

Schedule of Investments (continued)                             October 31, 1999

COMMON STOCKS (continued)

Number                                                              Percent of
of Shares         Security                                          Holdings           Cost              Value
-------------------------------------------------------------------------------------------------------------------
                  Hong Kong (continued)
                  Telecommunications                                   4.21%
 2,478,800        Cable and Wireless ......................................       $    4,725,706    $     5,663,148
   900,000        China Telecommunication .................................            1,709,224          3,081,359
   347,000        City Telecommunication ..................................              167,233            243,413
   600,000        Pacific Century Cyberworks + ............................              513,377            451,778
                                                                                  --------------    ---------------
                                                                                       7,115,540          9,439,698
                                                                                  --------------    ---------------
                  Transportation - Air                                 0.71%
   787,000        Cathay Pacific Airways ..................................            1,263,601          1,600,479
                                                                                  --------------    ---------------
                  Utilities - Electric & Gas                           0.33%
   161,900        CLP Holdings ............................................              836,115            741,848
                                                                                  --------------    ---------------
                  Total Hong Kong .........................................           50,568,206         62,854,157
                                                                                  --------------    ---------------
                  India                                               12.22%
                  Automobiles                                          0.59%
    55,000        Punjab Tractors .........................................            1,077,471          1,309,243
     1,500        Tata Engineering & Locomotive ...........................               12,622              8,279
       100        TVS Suzuki ..............................................                1,296              1,659
                                                                                  --------------    ---------------
                                                                                       1,091,389          1,319,181
                                                                                  --------------    ---------------
                  Banking                                              0.01%
     9,100        Bank of Baroda ..........................................               22,744             13,626
                                                                                  --------------    ---------------
                  Beverages & Tobacco                                  0.61%
    85,000        ITC .....................................................            1,381,536          1,362,918
                                                                                  --------------    ---------------
                  Building Materials & Components                      0.26%
       100        Gujarat Ambuja Cements ..................................                  864              1,244
   301,150        India Cements ...........................................              606,279            589,674
                                                                                  --------------    ---------------
                                                                                         607,143            590,918
                                                                                  --------------    ---------------
                  Business/Public Service                              4.46%
    37,200        Infosys Technology ......................................            1,136,668          5,954,057
    81,450        NIIT ....................................................            1,096,283          4,063,118
                                                                                  --------------    ---------------
                                                                                       2,232,951         10,017,175
                                                                                  --------------    ---------------
                  Chemicals                                            0.94%
     1,284        Castrol India ...........................................               11,650             10,086
   389,523        Reliance Industries .....................................            1,521,738          2,095,671
                                                                                  --------------    ---------------
                                                                                       1,533,388          2,105,757
                                                                                  --------------    ---------------

THE ASIA TIGERS FUND, INC.

Schedule of Investments (continued)                             October 31, 1999

COMMON STOCKS (continued)

Number                                                              Percent of
of Shares         Security                                          Holdings           Cost              Value
-------------------------------------------------------------------------------------------------------------------
                  India (continued)
                  Construction & Housing                               0.00%
     1,400        Larsen & Toubro .........................................       $        8,693    $        12,839
                                                                                  --------------    ---------------
                  Energy Sources                                       0.71%
   435,000        Hindustan Petroleum .....................................            2,053,442          1,602,816
                                                                                  --------------    ---------------
                  Health/Personal Care                                 2.50%
    36,645        Glaxo India .............................................              472,828            623,835
    93,975        Hindustan Lever .........................................            3,755,522          4,981,476
       500        Ranbaxy Laboratories ....................................                3,066             10,020
                                                                                  --------------    ---------------
                                                                                       4,231,416          5,615,331
                                                                                  --------------    ---------------
                  Internet                                             0.40%
    23,000        Satyam Infoway ADR+ .....................................              414,000            891,250
                                                                                  --------------    ---------------
                  Metals - Steel                                       0.45%
   294,500        Tata Iron & Steel .......................................            1,109,668          1,000,662
                                                                                  --------------    ---------------
                  Technology                                           0.81%
    62,000        Satyam Computer Services ................................            1,186,165          1,816,724
                                                                                  --------------    ---------------
                  Telecommunications                                   0.48%
    67,500        Videsh Sanchar Nigam GDR ................................            1,018,470          1,078,313
                                                                                  --------------    ---------------
                  Total India .............................................           16,891,005         27,427,510
                                                                                  --------------    ---------------
                  Indonesia                                            1.99%
                  Beverages                                            0.75%
   650,000        PT Gudang Garam .........................................            1,084,158          1,671,293
                                                                                  --------------    ---------------
                  Food & Household Products                            0.34%
   652,500        PT Indofood Sukses Makmur+ ..............................              774,589            772,133
                                                                                  --------------    ---------------
                  Forest Products & Paper                              0.52%
 2,700,000        PT Indah Kiat Pulp & Paper+ .............................            1,093,233          1,163,623
                                                                                  --------------    ---------------
                  Telecommunications                                   0.38%
    93,800        PT Telekomunikasi Indonesia ADR .........................              625,873            861,787
                                                                                  --------------    ---------------
                  Total Indonesia .........................................            3,577,853          4,468,836
                                                                                  --------------    ---------------
                  Korea                                               20.17%
                  Appliance & Household Durables                       4.37%
    58,910        Samsung Electronics .....................................            5,422,473          9,822,426
                                                                                  --------------    ---------------
                  Banking                                              2.40%
   128,000        Hanvit Bank GDR+ ........................................            1,225,350            947,200
    82,220        H & CB ..................................................            1,332,190          2,172,884

                                                      THE ASIA TIGERS FUND, INC.

Schedule of Investments (continued)                             October 31, 1999

COMMON STOCKS (continued)

Number                                                              Percent of
of Shares         Security                                          Holdings           Cost              Value
-------------------------------------------------------------------------------------------------------------------
                  Korea (continued)
                  Banking (continued)
   140,000        Kookmin Bank ............................................       $    1,847,447    $     2,182,576
    14,062        Kookmin Bank Rights Expiration Date 11/03/99+ ...........                    0             85,580
                                                                                  --------------    ---------------
                                                                                       4,404,987          5,388,240
                                                                                  --------------    ---------------
                  Beverages & Tobacco                                  0.40%
    25,740        Hite Brewery Company Limited + ..........................              798,601            901,276
                                                                                  --------------    ---------------
                  Chemicals                                            1.75%
   130,000        L.G. Chemical ...........................................            1,634,816          3,934,139
                                                                                  --------------    ---------------
                  Construction & Housing                               1.31%
    99,887        Hyundai Industrial Development & Construction ...........              527,093          1,045,087
    34,900        Keum Kang Limited .......................................            2,215,017          1,891,205
                                                                                  --------------    ---------------
                                                                                       2,742,110          2,936,292
                                                                                  --------------    ---------------
                  Electrical & Electronics                             0.62%
    28,900        Samsung Electro-Mechanics ...............................            1,253,256          1,397,416
                                                                                  --------------    ---------------
                  Electronic Components & Instruments                  0.49%
    20,740        Samsung Display Devices .................................            1,007,445          1,089,304
                                                                                  --------------    ---------------
                  Financial Services                                   2.55%
   140,600        Dongwon Securities ......................................            2,559,269          4,219,758
    40,200        Samsung Securities ......................................            2,291,786          1,407,586
     9,648        Samsung Securities Rights Expiration Date 11/22/99+ .....                    0            102,151
                                                                                  --------------    ---------------
                                                                                       4,851,055          5,729,495
                                                                                  --------------    ---------------
                  Food & Household Products                            0.34%
     5,900        Lotte Confectionery Company .............................              970,517            762,401
                                                                                  --------------    ---------------
                  Machinery & Engineering                              1.21%
    50,000        Halla Climate Control ...................................            1,590,145          2,709,462
                                                                                  --------------    ---------------
                  Metals - Steel                                       1.35%
    16,500        Pohang Iron & Steel .....................................              712,299          2,030,346
    30,000        Pohang Iron & Steel ADR .................................              982,500          1,001,250
                                                                                  --------------    ---------------
                                                                                       1,694,799          3,031,596
                                                                                  --------------    ---------------
                  Telecommunications                                   2.26%
     7,350        Dacom Corporation .......................................              743,457            900,750
    33,100        Korea Telecom Corporation ...............................            1,836,660          2,226,903
     1,683        SK Telecom ..............................................            1,241,830          1,943,272
                                                                                  --------------    ---------------
                                                                                       3,821,947          5,070,925
                                                                                  --------------    ---------------

THE ASIA TIGERS FUND, INC.

Schedule of Investments (continued)                             October 31, 1999

COMMON STOCKS (continued)

Number                                                              Percent of
of Shares         Security                                          Holdings           Cost              Value
-------------------------------------------------------------------------------------------------------------------
                  Korea (continued)
                  Transportation - Air                                 0.43%
    73,900        Korean Air Lines ........................................       $      929,029    $       967,261
                                                                                  --------------    ---------------
                  Utilities - Electric & Gas                           0.69%
    53,000        Korea Electric Power ....................................            2,084,203          1,550,896
                                                                                  --------------    ---------------
                  Total Korea .............................................           33,205,383         45,291,129
                                                                                  --------------    ---------------
                  Malaysia                                             2.55%
                  Banking                                              0.94%
   618,100        Malayan Banking .........................................            1,350,636          2,098,287
                                                                                  --------------    ---------------
                  Electrical & Electronics                             0.31%
   168,000        Unisem ..................................................              535,434            685,263
                                                                                  --------------    ---------------
                  Investment Company                                   0.27%
   107,100        WEBS- Malaysia (Free) Index Series ......................              646,101            615,825
                                                                                  --------------    ---------------
                  Leisure & Tourism                                    0.57%
   448,000        Resorts World ...........................................            1,011,262          1,285,053
                                                                                  --------------    ---------------
                  Multi-Industry                                       0.46%
   479,000        Berjaya Sports Toto .....................................              980,267          1,039,934
                                                                                  --------------    ---------------
                  Total Malaysia ..........................................            4,523,700          5,724,362
                                                                                  --------------    ---------------
                  Philippines                                          2.31%
                  Banking                                              0.36%
   107,500        Metropolitan Bank & Trust Company .......................              788,306            804,239
                                                                                  --------------    ---------------
                  Beverages & Tobacco                                  0.19%
   297,000        San Miguel-B ............................................              420,401            429,576
                                                                                  --------------    ---------------
                  Media                                                0.33%
   665,000        ABS-CBN Broadcasting Corporation+ .......................              726,853            729,676
                                                                                  --------------    ---------------
                  Real Estate                                          0.43%
 5,500,000        SM Prime ................................................            1,125,082            973,815
                                                                                  --------------    ---------------
                  Telecommunications                                   0.57%
    62,300        Phillipine Long Distance Telephone ADR ..................            1,488,652          1,281,044
                                                                                  --------------    ---------------
                  Utilities - Electric & Gas                           0.43%
   350,000        Manila Electric Company .................................            1,068,752            960,100
                                                                                  --------------    ---------------
                  Total Philippines .......................................            5,618,046          5,178,450
                                                                                  --------------    ---------------

                                                      THE ASIA TIGERS FUND, INC.

Schedule of Investments (continued)                             October 31, 1999

COMMON STOCKS (continued)

Number                                                              Percent of
of Shares         Security                                          Holdings           Cost              Value
-------------------------------------------------------------------------------------------------------------------
                  Singapore                                            8.31%
                  Banking                                              2.29%
   420,000        Overseas-Chinese Bank Corporation Limited ...............       $    1,917,273    $     3,156,376
   456,800        Overseas Union Bank .....................................            1,936,909          1,977,370
                                                                                  --------------    ---------------
                                                                                       3,854,182          5,133,746
                                                                                  --------------    ---------------
                  Broadcasting/Publishing                              1.22%
   160,000        Singapore Press Holdings Limited ........................            1,667,465          2,741,538
                                                                                  --------------    ---------------
                  Electronic Components & Instruments                  0.84%
     1,000        Chartered Semiconductor ADR .............................               20,000             33,188
   215,100        Natsteel Electronics Limited ............................              972,552            840,588
   112,500        Venture Manufacturing ...................................              281,948          1,001,022
                                                                                  --------------    ---------------
                                                                                       1,274,500          1,874,798
                                                                                  --------------    ---------------
                  Food & Household Products                            0.32%
   550,000        Golden Agri Resources Limited+ ..........................              350,951            222,750
   343,000        Want Want Holdings ADR ..................................              505,761            459,620
    22,800        Want Want Holdings Warrants .............................                1,140             30,552
                                                                                  --------------    ---------------
                                                                                         857,852            712,922
                                                                                  --------------    ---------------
                  Real Estate                                          0.76%
   194,600        City Developments Limited ...............................              662,828          1,006,168
   800,000        Wing Tai Holdings* ......................................              967,810            702,219
                                                                                  --------------    ---------------
                                                                                       1,630,638          1,708,387
                                                                                  --------------    ---------------
                  Shipbuilding                                         0.80%
   667,000        Keppel Corporation ......................................            1,490,338          1,812,565
                                                                                  --------------    ---------------
                  Technology                                           0.32%
   750,000        Omni Industries Limited .................................              811,844            712,439
                                                                                  --------------    ---------------
                  Telecommunications                                   0.32%
   375,000        Singapore Telecommunications Limited ....................              691,112            712,439
                                                                                  --------------    ---------------
                  Transportation - Air                                 1.44%
   308,000        Singapore Airlines Limited ..............................            2,462,945          3,240,546
                                                                                  --------------    ---------------
                  Total Singapore .........................................           14,740,876         18,649,380
                                                                                  --------------    ---------------
                  Sri Lanka                                            0.07%
                  Multi-Industry                                       0.07%
    60,000        John Keells Holdings ....................................              144,010            150,943
                                                                                  --------------    ---------------
                  Total Sri Lanka .........................................              144,010            150,943
                                                                                  --------------    ---------------

THE ASIA TIGERS FUND, INC.

Schedule of Investments (continued)                             October 31, 1999

COMMON STOCKS (continued)

Number                                                              Percent of
of Shares         Security                                          Holdings           Cost              Value
-------------------------------------------------------------------------------------------------------------------
                  Taiwan                                              16.82%
                  Automobiles                                          0.45%
   830,231        China Motor Company Limited .............................       $    1,300,345    $     1,012,924
                                                                                  --------------    ---------------
                  Banking                                              0.02%
    72,893        Bank Sinopac ............................................               47,870             41,134
                                                                                  --------------    ---------------
                  Chemicals                                            1.60%
 2,053,500        Nan Ya Plastics .........................................            2,935,437          3,592,978
                                                                                  --------------    ---------------
                  Data Processing and Reproduction                     0.94%
   631,000        Compal Electronics Inc. .................................            1,889,412          2,118,584
                                                                                  --------------    ---------------
                  Electrical & Electronics                             5.74%
   462,000        Hon Hai Precision Industry+ .............................            1,556,211          3,160,593
    63,000        Powerchip Semiconductor GDR+ ............................              674,100            752,850
 2,019,184        Taiwan Semiconductor Manufacturing Company+ .............            6,394,962          8,975,566
                                                                                  --------------    ---------------
                                                                                       8,625,273         12,889,009
                                                                                  --------------    ---------------
                  Electronic Components & Instruments                  4.12%
   734,200        Advanced Semiconductor Engineering+ .....................            1,408,206          2,256,762
   282,272        Asustek Computer Inc. ...................................            2,507,907          2,963,322
    39,000        Ritek Incorporation+ ....................................              229,489            255,738
    75,550        Ritek Incorporation 144A GDR+** .........................              896,023          1,010,481
   139,000        Synnex Technology International Corporation .............              741,438            696,753
    38,000        Synnex Technology International Corporation
                      144A GDR+** .........................................              719,340            750,500
   508,000        United Micro Electronics Corporation Limited+ ...........            1,135,480          1,321,248
                                                                                  --------------    ---------------
                                                                                       7,637,883          9,254,804
                                                                                  --------------    ---------------
                  Insurance                                            0.73%
   631,500        Cathay Life Insurance ...................................            1,801,030          1,632,503
                                                                                  --------------    ---------------
                  Metals - Steel                                       0.68%
 2,000,000        China Steel Corporation .................................            1,316,897          1,538,462
                                                                                  --------------    ---------------
                  Textiles & Apparel                                   1.57%
 2,568,000        Far Eastern Textile .....................................            2,260,197          3,513,594
                                                                                  --------------    ---------------
                  Transportation - Air                                 0.45%
 1,622,000        China Airlines+ .........................................            1,250,899          1,012,472
                                                                                  --------------    ---------------
                  Utilities - Electric & Gas                           0.52%
   573,443        Phoenixtec Power Company Limited ........................            1,133,690          1,166,049
                                                                                  --------------    ---------------
                  Total Taiwan ............................................           30,198,933         37,772,513
                                                                                  --------------    ---------------

                                                      THE ASIA TIGERS FUND, INC.

Schedule of Investments (continued)                             October 31, 1999

COMMON STOCKS (continued)

Number                                                              Percent of
of Shares         Security                                          Holdings           Cost              Value
-------------------------------------------------------------------------------------------------------------------
                  Thailand                                             3.02%
                  Banking                                              1.13%
   800,000        Siam Commercial Bank - 5.25% Preferred+ .................       $    1,107,290    $       906,618
 1,144,000        Thai Farmers Bank+ ......................................            1,616,186          1,615,024
                                                                                  --------------    ---------------
                                                                                       2,723,476          2,521,642
                                                                                  --------------    ---------------
                  Building Materials & Components                      0.31%
    26,900        Siam Cement+ ............................................              384,454            696,801
                                                                                  --------------    ---------------
                  Construction & Housing                               0.18%
   837,500        Bangkok Expressway Public Company+ ......................              712,986            412,187
                                                                                  --------------    ---------------
                  Energy Sources                                       0.29%
    89,800        PTT Exploration & Production+ ...........................              809,242            655,967
                                                                                  --------------    ---------------
                  Telecommunications                                   0.93%
   114,800        Advanced Information Service+ ...........................              664,788          1,338,169
   987,000        Telecom Asia Corporation+ ...............................              823,799            760,607
                                                                                  --------------    ---------------
                                                                                       1,488,587          2,098,776
                                                                                  --------------    ---------------
                  Utilities - Electric & Gas                           0.18%
   300,000        Electricity Generating ..................................              639,140            396,322
                                                                                  --------------    ---------------
                  Total Thailand ..........................................            6,757,885          6,781,695
                                                                                  --------------    ---------------
                  TOTAL COMMON STOCKS .....................................       $  167,170,958    $   214,973,182
                                                                                  --------------    ---------------

THE ASIA TIGERS FUND, INC.

Schedule of Investments (continued)                             October 31, 1999

CONVERTIBLE BONDS (4.24% of holdings)

Par Value                                                           Percent of
($000)            Security                                          Holdings           Cost              Value
------------------------------------------------------------------------------------------------------------------------------------
                  Korea                                                1.63%
                  Appliance & Household Durables                       0.27%
       450        Samsung Electronics Zero Coupon Bond,
                      12/31/07 ............................................       $      619,146    $       608,625
                                                                                  --------------    ---------------
                  Utilities - Electric & Gas                           1.36%
     3,160        Korea Electric Power 5.00%, 08/01/01 ....................            3,068,768          3,044,028
                                                                                  --------------    ---------------
                  Total Korea .............................................            3,687,914          3,652,653
                                                                                  --------------    ---------------
                  Pakistan                                             0.43%
                  Telecommunications                                   0.43%
     1,750        Republic of Pakistan Convertible Bond
                      6.00%, 02/26/02 .....................................            1,542,425            976,500
                                                                                  --------------    ---------------
                  Total Pakistan ..........................................            1,542,425            976,500
                                                                                  --------------    ---------------
                  Singapore                                            2.18%
                  Banking                                              1.20%
     1,500        Finlayson Global Zero Coupon Bond,
                      02/19/04 ............................................            1,616,625          2,699,850
                                                                                  --------------    ---------------
                  Telecommunications                                   0.98%
     2,150        Fullerton Global Corp Zero Coupon Bond,
                      04/02/03 ............................................            2,025,699          2,185,260
                                                                                  --------------    ---------------
                  Total Singapore .........................................            3,642,324          4,885,110
                                                                                  --------------    ---------------
                  TOTAL CONVERTIBLE BONDS .................................       $    8,872,663     $    9,514,263
                                                                                  --------------    ---------------
                  TOTAL INVESTMENTS++                                100.00%      $  176,043,621    $   224,487,445
                                                                                  ==============    ===============

                                                      THE ASIA TIGERS FUND, INC.

Schedule of Investments (concluded)                             October 31, 1999
Footnotes and Abbreviations

            ADR- American Depository Receipts
            GDR- Global Depository Receipts
            *     Passive Foreign Investment Company
            **    Security has been fair valued as determined by or under the direction of the Board of Directors.
            +     Non-income producing security
            ++    Aggregate cost for Federal income tax purposes is $176,542,566
                  The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
                    Excess of value over tax cost                   $55,399,550
                    Excess of tax cost over value                    (7,454,671)
                                                                 --------------
                                                                    $47,944,879
                                                                 ==============

See accompanying notes to financial statements.

THE ASIA TIGERS FUND, INC.

Statement of Assets and Liabilities                             October 31, 1999

ASSETS

Investments, at value (Cost $176,043,621) ....................................   $ 224,487,445
Cash (including $719,056 of foreign currency holdings
     with a cost of $715,484) ................................................       2,898,146
Receivables:
       Dividends .............................................................         468,717
       Interest ..............................................................         156,192
       Securities sold .......................................................         308,191
Prepaid expenses .............................................................          49,865
                                                                                 -------------

                  Total Assets ...............................................     228,368,556
                                                                                 -------------

LIABILITIES

Deferred foreign withholding taxes payable ...................................         999,941
Payable for securities purchased .............................................         734,866
Due to Investment Manager ....................................................         188,296
Due to Administrator .........................................................          37,659
Accrued expenses .............................................................         330,656
                                                                                 -------------

                  Total Liabilities ..........................................       2,291,418
                                                                                 -------------

Net Assets ...................................................................   $ 226,077,138
                                                                                 =============

NET ASSET VALUE PER SHARE ($226,077,138/20,514,984) ..........................   $       11.02
                                                                                 =============

NET ASSETS CONSIST OF:

Capital stock, $0.001 par value; 20,514,984 shares issued
     and outstanding (100,000,000 shares authorized) .........................   $      20,515
Paid-in capital ..............................................................     285,743,977
Undistributed net investment income ..........................................       1,463,323
Accumulated net realized loss on investments .................................    (108,600,118)
Net unrealized appreciation in value of investments and on translation of other assets and liabilities denominated in foreign currencies (net of
     deferred foreign withholding taxes of $999,941) .........................      47,449,441
                                                                                 -------------
                                                                                 $ 226,077,138
                                                                                 =============

See accompanying notes to financial statements.

                                                      THE ASIA TIGERS FUND, INC.

                                                              For the Year Ended
Statement of Operations                                         October 31, 1999

Investment Income
Dividends (Net of taxes withheld of $161,230) ........................                      $   3,310,855
Interest .............................................................                            796,617
                                                                                            -------------
                  Total Investment Income ............................                          4,107,472
                                                                                            -------------
Expenses
Management fees ......................................................  $    1,934,425
Custodian fees .......................................................         467,000
Administration fees ..................................................         386,885
Legal fees ...........................................................         231,498
Audit fees ...........................................................          73,000
Transfer agent fees ..................................................          51,001
Insurance ............................................................          47,465
NYSE fees ............................................................          32,339
Printing .............................................................          21,999
Directors' fees ......................................................          26,274
Interest expense .....................................................           5,014
Amortization of organizational costs .................................           1,933
Miscellaneous ........................................................           6,001
                                                                        --------------
                  Total expenses .....................................                          3,284,834
                                                                                            -------------

                  Net Investment Income ..............................                            822,638
                                                                                            -------------
Net Realized and Unrealized Gain On Investments, Foreign Currency
Holdings and Translation of Other Assets and Liabilities Denominated
In Foreign Currencies:
Net realized gain from:
      Security transactions (net of foreign withholding tax of $179,254)                       16,320,041
      Foreign currency related transactions ..............................................        922,405
                                                                                            -------------
                                                                                               17,242,446
                                                                                            -------------
Net change in unrealized appreciation in value of investments, foreign currency holdings and translation of other assets and liabilities denominated in foreign currencies (net of change in deferred
      foreign withholding taxes of $999,941) .............................................     53,271,491
                                                                                            -------------
Net realized and unrealized gain on investments, foreign currency holdings and translation of other assets and liabilities
      denominated in foreign currencies ..................................................     70,513,937
                                                                                            -------------
Net increase in net assets resulting from operations .....................................  $  71,336,575
                                                                                            =============

See accompanying notes to financial statements.

THE ASIA TIGERS FUND, INC.

Statements of Changes in Net Assets

                                                                          For the Year        For the Year
                                                                          Ended               Ended
                                                                          October 31, 1999    October 31, 1998
--------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income ..............................................      $     822,638       $   1,650,943

Net realized gain (loss) on investments and foreign currency
   related transactions ............................................         17,242,446         (93,826,774)

Netchange in unrealized appreciation in value of investments, foreign currency holdings and translation of other assets and
   liabilities denominated in foreign currencies ...................         53,271,491          48,532,628
                                                                          -------------       -------------
Net increase (decrease) in net assets resulting from operations ....         71,336,575         (43,643,203)
                                                                          -------------       -------------
Distributions to shareholders from
Net investment income ($0.01 per share) ............................           (205,150)                 --
                                                                          -------------       -------------
Net decrease in net assets from distributions ......................           (205,150)                 --
                                                                          -------------       -------------

Total increase (decrease) in net assets ............................         71,131,425         (43,643,203)

NET ASSETS
Beginning of year ..................................................        154,945,713         198,588,916
                                                                          -------------       -------------
End of year (including undistributed net investment income
   of $1,463,323 and $102,684, respectively) .......................      $ 226,077,138       $ 154,945,713
                                                                          =============       =============

See accompanying notes to financial statements.

                                                      THE ASIA TIGERS FUND, INC.

FINANCIAL HIGHLIGHTS

For a Share Outstanding throughout Each Period

                                            For the           For the           For the           For the           For the
                                            Year Ended        Year Ended        Year Ended        Year Ended        Year Ended
                                            October 31, 1999  October 31, 1998  October 31, 1997  October 31, 1996  October 31, 1995
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period ......      $   7.55          $   9.68         $  12.49          $  12.08          $  13.89
                                                 --------          --------         --------          --------          --------
Net investment income .....................          0.04              0.08             0.03              0.05              0.09
Net realized and unrealized gains
   (losses) on investments, foreign
   currency holdings, and translation
   of other assets and liabilities
   denominated in foreign currencies ......          3.44**           (2.21)           (2.80)             0.44             (1.67)
                                                 --------          --------         --------          --------          --------
Net increase (decrease) from
   investment operations ..................          3.48             (2.13)           (2.77)             0.49             (1.58)
                                                 --------          --------         --------          --------          --------

Less Distributions:
      Dividends from net investment
         income ...........................         (0.01)               --            (0.00)+           (0.08)            (0.06)
          In excess of net investment
             income .......................            --                --            (0.04)               --                --
          Distributions from net
             realized gains ...............            --                --               --                --             (0.17)
                                                 --------          --------         --------          --------          --------
Total dividends and distributions .........         (0.01)             0.00            (0.04)            (0.08)            (0.23)
                                                 --------          --------         --------          --------          --------
Net asset value, end of period ............      $  11.02          $   7.55         $   9.68          $  12.49          $  12.08
                                                 ========          ========         ========          ========          ========

Per share market value, end of period .....      $   8.63          $   6.13         $   7.94          $  10.38          $  10.38
Total Investment Return Based
   on Market Value* .......................         41.03%           (22.83)%         (23.23)%            0.59%           (14.17)%

Ratios/Supplemental Data:
Net assets, end of period (in 000s) .......      $226,077          $154,946         $198,589          $256,194          $247,761
Ratios of expenses to average net assets ..          1.70%             1.74%            1.60%             1.60%             1.65%
Ratios of net investment income
   to average net assets ..................          0.43%             0.99%            0.25%             0.41%             0.71%
Portfolio turnover ........................         92.44%            93.47%           95.38%            91.57%            77.88%

* Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges.

**    Net of foreign withholding taxes of $0.06 per share.

+     Less than $0.01 per share.

See accompanying notes to financial statements.

THE ASIA TIGERS FUND, INC.

Notes to Financial Statements                                   October 31, 1999

NOTE A: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Asia Tigers Fund, Inc. (the "Fund") was incorporated in Maryland on September 23, 1993 and commenced operations on November 29, 1993. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Significant accounting policies are as follows:

Portfolio Valuation. Investments are stated at value in the accompanying financial statements. In valuing the Fund's assets, all securities for which market quotations are readily available are generally valued:

      (i) at the last sale price prior to the time of determination if there was a sale on the date of determination,

      (ii) at the mean between the last current bid and asked prices if there was no sales price on such date and bid and asked quotations are available, and

      (iii) at the bid price if there was no sales price on such date and only bid quotations are available.

Securities for which sales prices and bid and asked quotations are not available on the date of determination may be valued at the most recently available prices or quotations under policies adopted by the Board of Directors. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost which approximates market value. All other securities and assets are carried at fair value as determined in good faith by, or under the direction of, the Board of Directors.

At October 31, 1999, investments of $1,760,981 (0.78% of net assets) have been fair valued in good faith by, or under the direction of, the Fund's Board of Directors.

The net asset value per share of the Fund is calculated weekly and at the end of each month.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date or when known. The collectibility of income receivable from foreign securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income.

                                                      THE ASIA TIGERS FUND, INC.

Notes to Financial Statements (continued)                       October 31, 1999

Tax Status. No provision is made for U.S. Federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all Federal income and excise taxes.

At October 31, 1999, the Fund had a net capital loss carryover of $108,101,176, which is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code. Of the aggregate capital losses, $15,321,476 will expire in the year 2003, $1,846,888 will expire in the year 2004 and $90,932,812 will expire in the year 2006. During the year ended October 31, 1999, the Fund utilized $15,351,058 of capital losses carried forward from prior periods.

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, assets and liabilities at the current rates of exchange on the valuation date; and

      (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not generally isolate the effect of fluctuations in foreign currency rates from the effect of fluctuations in the market prices of equity securities. The Fund reports certain realized gains and losses on foreign currency related transactions as components of realized gains and losses for financial reporting purposes, whereas such gains and losses are included in or are a reduction of ordinary income for Federal income tax purposes.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in foreign exchange. Foreign security and currency transactions involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibilities of political or economic instability, the fact that foreign securities markets may be smaller and less developed, and the fact that securities, tax and corporate laws may have only recently developed or are in developing stages, and laws may not exist to cover all contingencies or to protect investors adequately.

THE ASIA TIGERS FUND, INC.

Notes to Financial Statements (continued)                       October 31, 1999

Distribution of Income and Gains. The Fund intends to distribute annually to shareholders substantially all of its net investment income, including foreign currency gains, and to distribute annually any net realized capital gains in excess of net realized capital losses (including any capital loss carryovers). An additional distribution may be made to the extent necessary to avoid payment of a 4% federal excise tax.

Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes, are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

During the year ended October 31, 1999, the Fund reclassified $743,151 from accumulated net realized gain on investments to undistributed net investment income as a result of permanent book and tax differences primarily relating to net realized foreign currency gains. Net investment income and net assets were not affected by the reclassification.

NOTE B: MANAGEMENT, INVESTMENT ADVISORY, AND ADMINISTRATIVE SERVICES

Effective May 3, 1999, CIBC Oppenheimer Corp. changed its name to CIBC World Markets Corp. CIBC Oppenheimer Corp. is a division of CIBC World Markets Corp. Advantage Advisers, Inc. ("Advantage"), a subsidiary of CIBC World Markets Corp. ("CIBC", formerly CIBC Oppenheimer Corp.), serves as the Fund's Investment Manager under the terms of a management agreement (the "Management Agreement"). Pursuant to the Management Agreement, the Investment Manager supervises the Fund's investment program and effective July 1, 1999, assumed the portfolio management responsibilities for the Fund. Prior to July 1, 1999, AXA Asset Management Partenaires ("AAMP") acted as the Fund's Investment Adviser pursuant to an investment advisory agreement among Advantage, AAMP and the Fund.

For its services, the Investment Manager receives monthly fees at an annual rate of 1.00% of the Fund's average weekly net assets. For its services, AAMP was entitled to receive from the Investment Manager monthly fees at an annual rate of 0.50% of the Fund's average weekly net assets. For the

                                                      THE ASIA TIGERS FUND, INC.

Notes to Financial Statements (concluded)                       October 31, 1999

year ended October 31, 1999, fees paid to the Investment Manager amounted to $1,934,425, of which the Investment Manager informed the Fund it paid $589,604 to AAMP.

CIBC World Markets Corp., an indirect wholly-owned subsidiary of Canadian Imperial Bank of Commerce, serves as the Fund's administrator (the "Administrator").

The Administrator provides certain administrative services to the Fund. For its services, the Administrator receives a monthly fee at an annual rate of 0.20% of the value of the Fund's average weekly net assets. For the year ended October 31, 1999, these fees amounted to $386,885. At October 31, 1999, CIBC World Markets Corp. owned 3,567 shares of the Fund's common stock.

The Fund pays each of its directors who is not a director, officer or employee of the Investment Manager, the Administrator or any affiliate thereof an annual fee of $5,000 plus up to $700 for each Board of Directors meeting attended. In addition, the Fund reimburses the directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings.

NOTE C: PORTFOLIO ACTIVITY

Purchases and sales of securities other than short-term obligations aggregated $185,334,443 and $168,655,424, respectively, for the year ended October 31, 1999.

NOTE D: OTHER

At October 31, 1999, substantially all of the Fund's assets were invested in Asian securities. The Asian securities markets are substantially smaller, less developed, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisitions and dispositions of Asian securities involve special risks and considerations not present with respect to U.S. securities.

Additionally, the Fund owned securities of certain companies in India valued at approximately $258,577 which were in the process of being registered in the name of the Fund. Significant delays are common in registering the transfer of securities in this country, and such transfers can take a year or longer. Securities regulations in India normally preclude the Fund from selling such securities until the completion of the registration process.

--------------------------------------------------------------------------------
U.S. Federal Taxation Notice (unaudited)

The Fund paid foreign taxes of $340,484 during the fiscal year ended October 31, 1999, which it intends to pass through pursuant to Section 853 of the Internal Revenue Code, to its shareholders, which is deemed to be foreign source income for tax information reporting purposes.
--------------------------------------------------------------------------------

THE ASIA TIGERS FUND, INC.

Report of Independent Accountants

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS
OF THE ASIA TIGERS FUND, INC.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Asia Tigers Fund, Inc. (the "Fund") at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
December 17, 1999

                                                      THE ASIA TIGERS FUND, INC.

Dividends and Distributions

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund intends to distribute annually to shareholders substantially all of its net investment income, and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long- and short-term capital gains net of expenses.

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by the Plan Agent in the Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by PNC Bank, National Association, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees, that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders' names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent

THE ASIA TIGERS FUND, INC.

is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in the Fund's Common Stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about February 15.

Any voluntary cash payment received more than 30 days prior to this date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payment. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent's fees for the reinvestment of dividends and capital gains distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and capital gains distributions and voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash

                                                      THE ASIA TIGERS FUND, INC.

Dividends and Distributions (concluded)

payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 400 Bellevue Parkway, Wilmington, Delaware, 19809.

THE ASIA TIGERS FUND, INC.

Investment Manager:

Advantage Advisers, Inc., a subsidiary
of CIBC World Markets Corp.

Administrator:

CIBC World Markets Corp.

Sub-Administrator:

PFPC Inc.

Transfer Agent:

PFPC Inc.

Custodian:

The Chase Manhattan Bank